AEL SECURITY AGREEMENT

AEL SECURITY AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "Agreement"), dated as of August 12, 2004, among Aurora Energy, Ltd., a Nevada corporation ("Pledgor") and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the "Pledgors") and TCW Asset Management Company, as collateral agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Purchasers and Holders (each as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Note Purchase Agreement (as defined below) shall be used herein as therein defined.

WITNESSETH:

WHEREAS, Aurora Antrim North, LLC, a Michigan limited liability company (the "Issuer"); Pledgor; TCW Energy Fund X – NL, L.P., a California limited partnership ("Fund X – NL"); TCW Energy Fund XB – NL, L.P., a California limited partnership ("Fund XB – NL"); TCW Energy Fund XC – NL, L.P., a California limited partnership ("Fund XC – NL"); TCW Energy Fund XD – NL, L.P., a California limited partnership ("Fund XD – NL"); TCW Asset Management Company ("Tamco"), a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc. and others; Tamco as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company and others; Tamco as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003, among Harry L. Bradley, Jr. Partition Trust and others; (Tamco in the capacities designated above, Fund X – NL, Fund XB – NL, Fund XC – NL and Fund XD – NL are hereinafter collectively referred to as the "Purchasers," each a "Purchaser"); Tamco as Administrative Agent (together with its successors in such capacity, the "Administrative Agent"); and Tamco as Collateral Agent (together with its successors in such capacity, the "Collateral Agent") have entered into a Note Purchase Agreement, dated as of even date herewith (as amended, modified, supplemented, restated, extended, replaced, restructured and/or refinanced from time to time, the "Note Purchase Agreement"), providing for the making of loans by Purchasers and the issuance of Notes to Purchasers (the Purchasers, the Administrative Agent and the Collateral Agent are herein called the "Secured Creditors");

WHEREAS, it is a condition precedent to the making of loans to the Issuer under the Note Purchase Agreement that Pledgor shall have executed and delivered to the Pledgee this Agreement; and

WHEREAS, Pledgor will obtain benefits from the incurrence of loans by the Issuer under the Note Purchase Agreement and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Purchasers to make loans to the Issuer;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each

Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. SECURITY FOR OBLIGATIONS. This Agreement is made by Pledgor for the benefit of the Secured Creditors to secure:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of the Issuer or Pledgor owing to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Note Purchase Agreement and the other Note Documents to which the Issuer or Pledgor is a party and the due performance and compliance by the Issuer and Pledgor with all of the terms, conditions and agreements contained in the Note Purchase Agreement and in such other Note Documents (all such obligations, liabilities and indebtedness under this clause (i) entitled to the benefits of this Agreement being herein, collectively, called the "Note Document Obligations");

(ii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

(iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Note Purchase Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b) The following capitalized terms used herein shall have the definitions specified below:

"Administrative Agent" shall have the meaning set forth in the recitals hereto.

"Adverse Claim" shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

"Agreement" shall have the meaning set forth in the first paragraph hereof.

"Collateral" shall have the meaning set forth in Section 3.1 hereof.

"Debt" means, with respect to any particular debtor and creditor, all debts, liabilities and obligations (of any character whatsoever) of that debtor (whether as principal, surety, endorser, guarantor, accommodation party or otherwise) owed to that creditor now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, direct, contingent, primary, secondary, joint and several, joint or several, or otherwise.

"Event of Default" shall mean any Event of Default under, and as defined in, the Note Purchase Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

"Financial Asset" shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

"Indemnitees" shall have the meaning set forth in Section 11 hereof.

"Instrument" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

"Investment Property" shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

"Issuer" shall have the meaning set forth in the recitals hereto.

"Issuer Collateral" shall mean all Property owned by Issuer or any Subsidiary of Issuer which constitutes Collateral (as defined in the Note Purchase Agreement).

"Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by Pledgor or represented by the Limited Liability Company Interest.

"Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by Pledgor in Issuer.

"Location" of Pledgor has the meaning given such term in Section 9-307 of the UCC.

"Note Purchase Agreement" shall have the meaning set forth in the recitals hereto.

"Note Document Obligations" shall have the meaning set forth in Section 1(i) hereof.

"Obligations" shall have the meaning set forth in Section 1 hereof.

"Operating Costs" means leasehold operating expenses and other charges of operations of the kind chargeable as direct charges or overhead under an Onshore COPAS Accounting Procedure for Joint Operations; provided that Operating Costs do not include Direct Taxes and the direct third-party costs to Pledgor of drilling Project Wells.

"Pledged Obligations" shall mean all obligations of Issuer or any Subsidiary of Issuer to the Pledgor, including without limitation any Subordinated Debt and any obligations owing with respect to Operating Costs under any joint operating, unit operating or other agreement.

"Pledgee" shall have the meaning set forth in the first paragraph hereof.

"Pledgor Collateral" shall mean any Property of Pledgor (excluding the Collateral) which constitutes Collateral (as defined in the Note Purchase Agreement).

"Pledgor" shall have the meaning set forth in the first paragraph hereof.

"Proceeds" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

"Project Wells" means any and all wells in the Project Area on which drilling has commenced.

"Purchasers" shall have the meaning set forth in the recitals hereto.

"Registered Organization" shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

"Requisite Holders" shall have the meaning given such term in the Note Purchase Agreement.

"Secured Creditors" shall have the meaning set forth in the recitals hereto.

"Secured Debt Agreements" shall mean and includes (x) this Agreement and (y) the other Note Documents.

"Securities Account" shall have the meaning given such term in Section 8-501(a) of the UCC.

"Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

"Securities Intermediary" shall have the meaning given such term in Section 8-102(14) of the UCC.

"Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC.

"Security Entitlement" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

"Senior Debt" means all Note Document Obligations of Issuer.

"Subordinated Debt" means all Debt of Issuer to Pledgor or to any Affiliate of Pledgor.

"TCW Party" means any of Collateral Agent, Administrative Agent, Purchasers, Holders or ORRI Assignee.

"Termination Date" shall have the meaning set forth in Section 20 hereof.

"Transmitting Utility" has the meaning given such term in Section 9-102(a)(80) of the UCC.

"UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

3. PLEDGE OF SECURITIES, ETC.

3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by Pledgor, Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby grant and create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

(a) all Limited Liability Company Interests owned by Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to

which Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B) all other payments due or to become due to Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D) all present and future claims, if any, of Pledgor against any limited liability company for monies loaned or advanced, for services rendered or otherwise;

(E) all of Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify the limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(b) all Pledged Obligations of Pledgor from time to time;

(c) all Security Entitlements of Pledgor from time to time in any and all of the foregoing; and

(d) all Proceeds of any and all of the foregoing.

3.2 Procedures. (a) To the extent that Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall

automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

(i) with respect to the Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(ii) with respect to the Limited Liability Company Interest (other than a Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i), and (2) if such Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii); and

(iii) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account in the name of Pledgor over which the Pledgee shall have "control" within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

(b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, Pledgor shall take the following additional actions with respect to the Collateral:

(i) with respect to all Collateral of Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

(ii) Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with such form to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee's has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent

perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

3.3 Subsequently Acquired Collateral. If Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) an amendment to this Agreement to the extent necessary for the information contained in Section 17 to be complete and accurate at such time.

3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5 Certain Representations and Warranties Regarding the Collateral. Pledgor represents and warrants that on the date hereof, that Issuer is the only Subsidiary of Pledgor.

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing any Event of Default under the Note Purchase Agreement, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to Pledgor. Notwithstanding the foregoing, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i) all limited liability company interests (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii) all limited liability company interests (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of reclassification, combination of similar rearrangement of membership interests; and

(iii) all other or additional limited liability company interests (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of interests, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. (a) If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to Pledgor;

(ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

(iii) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so);

(iv) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise

purchase or dispose (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days' written notice of the time and place of any such sale shall be given to Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(v) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Notice to or demand on Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Note Purchase Agreement.

9. APPLICATION OF PROCEEDS. All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together

with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY (a) Pledgor agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of Pledgor under this Section 11 are unenforceable for any reason, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Note Purchase Agreement and the payment of all other Obligations and notwithstanding the discharge thereof.

(b) No Debt of Issuer. In the Note Purchase Agreement Issuer is representing and warranting to Collateral Agent and Purchasers that, as of the date of the Note Purchase Agreement, Issuer has no Debt which is in the aggregate material to Issuer and not shown on Schedule 5.2(f) thereto. If such representation and warranty proves to be false in any respect, Pledgor will promptly make cash contributions of capital to Issuer in amounts sufficient to allow Issuer to pay such other Debt or, upon request made by Collateral Agent in its sole discretion, Pledgor will pay the amount of such contributions directly to Collateral Agent for application as payments or prepayments of the Senior Debt.

(c) Title. In each of its present and future assignments of real property to Issuer, Pledgor is or will be representing and warranting that Pledgor is assigning to Issuer good and marketable title to the properties specified, subject only to matters specifically described. All

present and future representations and warranties concerning title in any assignments or conveyances of real property from Pledgor to Issuer are in this section called "Title Warranties". Pledgor acknowledges that all Title Warranties are and will be made for the benefit of Collateral Agent and ORRI Assignee as well as Issuer, and Pledgor hereby gives to Collateral Agent and ORRI Assignee the right to rely and bring suit on all Title Warranties as a direct beneficiary thereof, the same as if all of such Title Warranties were repeated in this Agreement. Pledgor will indemnify Collateral Agent and ORRI Assignee against any losses either of them may suffer as a result of any failure of any Title Warranty to be true and correct in all respects. In addition, if any Title Warranty is not true and correct in all respects, Pledgor will, within 30 days after Issuer or Pledgor obtains actual knowledge thereof, make cash contributions of capital to Issuer in an amount sufficient to allow Issuer to cure such defect or failure in title and to pay any liabilities (such as liabilities for production proceeds) in connection therewith. If such defect of failure in title cannot be cured within 30 days after Issuer or Pledgor obtains actual knowledge thereof, then Pledgor will, immediately upon request therefor by Collateral Agent, make cash contributions of capital to Issuer which, in the reasonable judgment of Collateral Agent, are sufficient to compensate Issuer for the diminution in value of the assets of Issuer affected by such defect or failure in title.

(d) Brokers Fees. Pledgor will pay, and will indemnify Issuer and the TCW Parties against any liabilities for, any broker's or finder's fees in connection with the transactions contemplated in the Note Documents.

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of the Limited Liability Company Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, Pledgor and/or any other Person.

(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the

Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Pledgor agrees that it will join with the Pledgee in executing and, at Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements) without the signature of Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b) Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 7 of the Note Purchase Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 7 of the Note Purchase Agreement.

15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Note Document Obligations have been paid in full and the Commitment Period under the Note Purchase Agreement has terminated, pursuant to the Note Purchase Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. (a) Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

(i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

(ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by Pledgor in connection with (a) the execution, delivery or performance of this Agreement by Pledgor, (b) the validity or enforceability of this Agreement against Pledgor (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in Pledgor's Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v) neither the execution, delivery or performance by Pledgor of this Agreement, or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument

to which Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of Pledgor or any of its Subsidiaries;

(vi) all of Pledgor's Collateral (consisting Limited Liability Company Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of Pledgor's Collateral consisting of Securities with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement;

(viii) the Limited Liability Company interests include 100% of the member interests in the Issuer and no other Person has any right or option to acquire any Limited Liability Company interest;

(ix) The audited annual Consolidated financial Statements of Pledgor dated as of December 31, 2003 were prepared in accordance with GAAP and fairly present Pledgor's Consolidated financial position at the date thereof and its Consolidated results of operations and Consolidated cash flows for such period. Since the date of such financial statements, no material adverse change has occurred in Pledgor's Consolidated financial condition or businesses;

(x) No certificate, statement or other information delivered to Collateral Agent, Administrative Agent or Purchasers herewith or heretofore by or on behalf of Issuer or Pledgor in connection with the negotiation of this Agreement, the Note Purchase Agreement, or the other Note Documents or in connection with any transaction contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact known to Issuer or Pledgor (other than industry-wide risks normally associated with the types of businesses conducted by Issuer and Pledgor) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to Issuer or Pledgor (other than industry-wide risks normally associated with the types of businesses conducted by Issuer and Pledgor) that has not been disclosed to Collateral Agent in writing which could materially and adversely affect Issuer's properties, business, prospects or condition (financial or otherwise) or Pledgor's Consolidated properties, businesses, prospects or condition (financial or otherwise). There are no statements or conclusions in any reserve engineering report given by Issuer or Pledgor to Collateral Agent, Administrative Agent or Purchasers which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood

that each such engineering report is necessarily based upon professional opinions, estimates and projections and that neither Issuer nor Pledgor warrants that such opinions, estimates and projections will ultimately prove to have been accurate; and

(xi) There is no action, suit or proceeding pending or, to the knowledge of Pledgor, threatened against or otherwise affecting Pledgor or any Affiliate of Pledgor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Pledgor's Consolidated financial condition or its right or ability to perform its obligations hereunder.

(b) Pledgor covenants and agrees that it will defend, at Pledgor's sole expense, the Pledgee's right, title and security interest in and to Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(c) Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

(d) Any real or personal property which Issuer acquires from Pledgor will be contributed as a capital contribution to Issuer by Pledgor using a form of special warranty assignment attached acceptable to Pledgee, and any price paid therefor by Issuer will not exceed Pledgor's direct third party costs for such real property. Pledgor will supervise and, if it acts as operator thereof, contract for, the drilling of all Project Wells. All Project Wells will be drilled at Pledgor's direct third-party costs and will not incorporate any direct or indirect profit for Pledgor (other than the enhancement of the value of Pledgor's investment in Issuer).

(e) Pledgor will maintain, operate, and develop the Collateral, any Pledgor Collateral and any Issuer Collateral with respect to which it acts as operator, and will cause to be maintained, operated and developed the Collateral, any Pledgor Collateral and any Issuer Collateral with respect to which it does not act as operator, in a good and workmanlike manner in conformity with (i) good oil field practice, (ii) all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction, (iii) all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Collateral, and (iv) any Liens and encumbrances on such Collateral, Pledgor Collateral or Issuer Collateral. In its operation of the Collateral, , Pledgor Collateral or Issuer Collateral, Pledgor will not take (or refrain from taking) any action which would cause Issuer to be in default of its or Pledgor's obligations under the Note Documents.

(f) Pledgor will take all necessary action to allow, enable, and cause Issuer to comply with the provisions of the Note Documents regarding the application of Issuer's funds and the treatment and disposition of Issuer's property. In particular, and without limitation, Pledgor will take all necessary action to allow, enable, and cause Issuer to use (i) all advances under the Note Purchase Agreement solely for the purposes permitted under the Note Purchase

Agreement, and (ii) all proceeds of Collateral (as defined in the Note Purchase Agreement), and all other funds in which Collateral Agent has collateral or other rights, in compliance with the Note Documents, and Pledgor will take all necessary action to allow and enable ORRI Assignee to collect its royalties and Collateral Agent to exercise its collateral and other rights in all funds and property of Issuer in accordance with the Note Documents. Pledgor will cause Issuer to keep all funds of Issuer in bank accounts in Issuer's name which are separate from Pledgor's own funds and bank accounts.

(g) With respect to all Project Wells for which Pledgor acts as operator, Pledgor and not Issuer, will enter into all contracts, operating leases, and agreements for the operation of such Project Wells and will pay all Operating Costs necessary to operate such Project Wells as described in subsection (e) of this Section, charging Issuer for such Operating Costs no more than would be charged on an arms-length basis. Pledgor will not allow any Liens to exist on such Project Wells and the Issuer Collateral and Pledgor Collateral relating thereto which are not permitted under the Note Documents, and Pledgor will cause all accounts payable in connection with such Project Wells and the Issuer Collateral and Pledgor Collateral relating thereto to be paid prior to delinquency.

(h) Pledgor will pay (or will cause Issuer to pay) all Direct Taxes on the Issuer Collateral and Pledgor Collateral or the production therefrom, including any Direct Taxes on ORRI Assignee's interests in such Collateral. If Pledgor pays any such Direct Taxes itself its reimbursement by Issuer for such taxes will be limited to the actual amount paid by Pledgor, without interest or service charges; ORRI Assignee shall have no reimbursement obligation for any such Direct Taxes. Pledgor, and not Issuer, will pay any federal, state or local income, franchise or other taxes for which Issuer may be liable that are not Direct Taxes, all without reimbursement by Issuer.

(i) Pledgor will pay all costs for bonding and insurance associated with the Issuer Collateral and Pledgor Collateral (including without limitation plugging bonds and the insurance required by the Note Documents) and will pay all costs of plugging and abandoning the wells located on the Issuer Collateral and Pledgor Collateral, all without charge to Issuer. Pledgor will pay all costs for compliance with Environmental Requirements in connection with the Issuer Collateral and Pledgor Collateral, without charge to Issuer except for the monthly per well payment for Operating Costs which is allowed under subsection (g) of this Section.

(j) Pledgor will market the production from the Issuer Collateral and Pledgor Collateral in conformity with good oil field practice and in the same manner as if Pledgor owned such production directly and free from any Liens or interests of Collateral Agent and ORRI Assignee. Pledgor shall take all necessary action to cause such production to be included in favorable spot sales contracts, pipeline access rights and allocations, and other marketing opportunities to the same extent (taking into account the relative volumes thereof) as Pledgor's directly owned production.

(k) If Pledgor fails to make any payments it has in this Section 16 promised to pay, or to perform any duties it has in this Section 16 promised to perform, Collateral Agent may expend its own funds to cause such payments to be made or provide for such duties to be performed. Pledgor shall immediately reimburse Collateral Agent for any such expenditures,

together with interest on the amount of such expenditures at the Default Interest rate from the date such amount is paid by Collateral Agent.

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of Pledgor, the type of organization of Pledgor, whether or not Pledgor is a Registered Organization, the jurisdiction of organization of Pledgor, Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not Pledgor is a Transmitting Utility is as follows:

Aurora Energy, Ltd., a Nevada corporation
3760 N. US-31 South
Traverse City, Michigan 49685
Michigan ID number: 663848
Transmitting Utility: N/A.

Pledgor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information above (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a written supplement which shall correct all information contained herein for Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that Pledgor does not have an organizational identification number on the date hereof and later obtains one, Pledgor shall promptly thereafter deliver a notification of the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC.(a) The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

(i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement

in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Issuer, Pledgor or any Subsidiary of Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

(b) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any TCW Party in exercising any right, power or remedy which it may have hereunder shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any TCW Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision hereof and no consent to any departure therefrom shall ever be effective unless it is in writing and signed by Collateral Agent (who may sign such on behalf of all TCW Parties), and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on Issuer or Pledgor shall in any case of itself entitle Issuer or Pledgor to any other of further notice or demand in similar or other circumstances. This Agreement and the other Note Documents set forth the entire understanding and agreement of the parties hereto and thereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

19. SALE OF COLLATERAL WITHOUT REGISTRATION. (a) If an Event of Default shall have occurred and be continuing and Pledgor shall have received from the Pledgee a written request or requests that Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Limited Liability Company Interests, Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting Limited Liability Company Interests, including, without

limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to Pledgor such information regarding the Pledgee as Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Limited Liability Company Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

(b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Limited Liability Company Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

20. SUBORDINATION. (a) Subordination of Subordinated Debt to Senior Debt. Pledgor expressly and in all respects subordinates and makes junior and inferior (a) the Subordinated Debt and the payment and enforcement of the Subordinated Debt to (b) the Senior Debt and the payment and enforcement of the Senior Debt. Upon the occurrence and during the continuance of a Default or Event of Default, neither Pledgor nor any Affiliate of Pledgor shall accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand, accelerate, or bring any legal action to collect, directly or indirectly, any Subordinated Debt, and Issuer shall not make any such payment or distribution.

(b) Subordination of Liens. Any Liens which may secure the Subordinated Debt are, and will at all times prior to the Termination Date be, subject, subordinate, junior and inferior to all Liens securing the Senior Debt.

(c) Assets Wrongly Received; Liquidation. If Pledgor or any Affiliate of Pledgor receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement or any other Note Document, it shall hold such payment or distribution in trust for the TCW Parties, shall segregate the same from other cash or assets it holds and shall immediately deliver the same to Collateral Agent in the form received (together with any necessary endorsement) to be applied (in the case of cash) to, or (in the case of non-cash property or securities) held as collateral for, the payment or prepayment of the Senior Debt (to be applied to the Senior Debt in such manner as Collateral Agent elects, in its sole discretion). Upon any distribution of all or any of the assets of Issuer upon the dissolution, winding up, liquidation or reorganization of such Issuer, whether in an Insolvency Proceeding or otherwise, any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid and delivered directly to Collateral Agent for application to (in the case of cash) or as collateral for (in the case of non-cash property or securities) the payment or prepayment of the Senior Debt until the Senior Debt shall have been paid in full.

(d) Assignment of Subordinated Debt. Neither Pledgor nor any Affiliate of Pledgor shall (i) transfer, assign, pledge, encumber or otherwise dispose of any right, claim or interest in all or any part of the Subordinated Debt, (ii) subordinate any of the Subordinated Debt to any Debt other than the Senior Debt, or (iii) during the continuance of a Default or Event of Default, permit any amendment or modification to the terms of the Subordinated Debt or any agreement or document executed in connection therewith.

(e) Insolvency Proceedings; Power of Attorney. In the event of any Insolvency Proceeding involving Issuer:

(i) Pledgor and the Affiliates of Pledgor shall, at the request of Collateral Agent: (i) collect the Subordinated Debt for the account of the TCW Parties and file any claim, proof of claim or similar instrument necessary to enforce any of the obligations of Issuer to pay the Subordinated Debt and (ii) pay or deliver or cause to be paid or delivered to Collateral Agent any and all cash or other assets received in such Insolvency Proceeding on account of the Subordinated Debt in order that Collateral Agent may apply the same to the payment or prepayment of the Senior Debt in such manner as Collateral Agent in its sole discretion elects.

(ii) Collateral Agent is hereby appointed the attorney-in-fact for Pledgor and the Affiliates of Pledgor with respect to the Subordinated Debt to take the following actions if Collateral Agent, in its sole and absolute discretion, chooses to do so: (i) to demand, sue for, collect and receive any cash or other assets, file any claim, proof of claim or similar instrument, and institute any proceedings which Collateral Agent may in its sole and absolute discretion deem necessary, advisable or appropriate to have the claim for the Subordinated Debt allowed in such Insolvency Proceeding, to collect the Subordinated Debt, or to enforce the terms of this Agreement, and (ii) to vote and

otherwise exercise any rights of Pledgor or any Affiliate of Pledgor with respect to the Subordinated Debt.

21. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "Termination Date" shall mean the date upon which the Commitment Period under the Note Purchase Agreement has terminated, no Note (as defined in the Note Purchase Agreement) is outstanding (and all Advances have been paid in full), and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 9.3 of the Note Purchase Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than any Affiliate of Issuer) (x) at any time prior to the time at which all Note Document Obligations have been paid in full and the Commitment Period under the Note Purchase Agreement has terminated, in connection with a sale or disposition permitted by the express written consent of Collateral Agent or Required Holders, in their sole and absolute discretion or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Note Purchase Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

(c) At any time that Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 20(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), Pledgor shall furnish appropriate legal opinions (from

counsel, reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

(d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 20.

22. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or Pledgor shall not be effective until received by the Pledgee or Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to Pledgor, at:

Aurora Energy, Ltd.
3760 N. US-31 South
Traverse City, MI 49685
Attention: William W. Deneau
Telephone: (231) 941-0073
Facsimile: (231) 933-0757

(b) if to the Pledgee, at:

TCW Asset Management Company
333 Clay Street, Suite 4150
Houston, TX 77002
Attention: Patrick Hickey
Telephone: (713) 615-7413
Facsimile: (713) 615-7460

With copies to:

TCW Asset Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
Attention: Thomas F. Mehlberg
Telephone: (213) 244-0702
Facsimile: (213) 244-0604

TCW Asset Management Company
8010 Towers Crescent Drive, Suite 410

Vienna, VA 22182
Attention: R. Blair Thomas
Telephone: (703) 506-0498
Facsimile: (703) 506-0741

and

Milbank Tweed Hadley & McCloy LLP
601 South Figueroa Street, 30th Floor
Los Angeles, CA 90017
Attention: David A. Lamb
Telephone: (213) 892-4434
Facsimile: (213) 629-5063

(c) if to any Secured Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Note Purchase Agreement, or (y) at such address as such Secured Creditor shall have specified in the Note Purchase Agreement;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

23. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

24. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20, (ii) be binding upon Pledgor, its successors and assigns; provided, however, that Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

25. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

26. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER PLEDGOR. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER NOTE DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

(b) PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

27. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Pledgor shall remain liable to perform all of the obligations, if

any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of Pledgor under or with respect to any Collateral.

28. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Pledgor and the Pledgee.

29. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

30. RECOURSE. This Agreement is made with full recourse to Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

31. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Pledgor that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Note Purchase Agreement or any other Note Document, shall become a Pledgor hereunder by (x) executing and delivering to the Pledgee a counterpart hereof or a Subsidiary assumption agreement, in each case in form and substance satisfactory and (y) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

32. OBLIGATIONS. It is the desire and intent of Pledgor and the Secured Creditors that this Agreement shall be enforced against Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

AURORA ENERGY, LTD.,
a Nevada corporation

By: William W Deneau
Name: William W. Deneau
Title: President

Accepted and Agreed to:

TCW ASSET MANAGEMENT COMPANY,
as Collateral Agent and Pledgee

By:________________________
Name: Thomas F. Mehlberg
Title: Managing Director

By:________________________
Name: Patrick Hickey
Title: Senior Vice President

IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

AURORA ENERGY, LTD.
a Nevada corporation

By: ______________________________
Name: William W. Deneau
Title: President

Accepted and Agreed to:

TCW ASSET MANAGEMENT COMPANY,
as Collateral Agent and Pledgee

By: ______________________________
Name: Thomas F. Mehlberg
Title: Managing Director

By: ______________________________
Name: Patrick Hickey
Title: Senior Vice President

Signature Page to
ABL Security Agreement

IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

AURORA ENERGY, LTD.,
a Nevada corporation

By: ______________________________

Name: William W. Deneau
Title: President

Accepted and Agreed to:

TCW ASSET MANAGEMENT COMPANY,
as Collateral Agent and Pledgee

By: ______________________________
Name: Thomas F. Mehlberg
Title: Managing Director

By: ______________________________
Name: Patrick Hickey
Title: Senior Vice President

ANNEX A

Form of Agreement Regarding Limited Liability Company Interests

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "Agreement"), dated as of _______ __, 200_, among the undersigned pledgor (the "Pledgor"), TCW Asset Management Company, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and Aurora Antrim North, LLC, as the issuer of the Limited Liability Company Interests (as defined below) (the "Issuer").

W I T N E S S E T H:

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a AEL Security Agreement, dated as of August __, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge and encumber to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all Limited Liability Company Interests (as defined in the Pledge Agreement), from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest

of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

TCW Asset Management Company
333 Clay Street, Suite 4150
Houston, TX 77002
Attention: Patrick Hickey
Telephone: (713) 615-7413
Facsimile: (713) 615-7460

With copies to:

TCW Asset Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
Attention: Thomas F. Mehlberg
Telephone: (213) 244-0702
Facsimile: (213) 244-0604

TCW Asset Management Company
8010 Towers Crescent Drive, Suite 410
Vienna, VA 22182
Attention: R. Blair Thomas
Telephone: (703) 506-0498
Facsimile: (703) 506-0741

and

Milbank Tweed Hadley & McCloy LLP
601 South Figueroa Street, 30th Floor
Los Angeles, CA 90017
Attention: David A. Lamb
Telephone: (213) 892-4434
Facsimile: (213) 629-5063

5. Following its receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Issuer Pledged Interests and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:

(a) if to the Pledgor, at:

Aurora Energy, Ltd.
3760 N. US-31 South
Traverse City, MI 49685
Attention: William W. Deneau
Telephone: (231) 941-0073
Facsimile: (231) 933-0757

(b) if to the Pledgee, at the address given in Section 4 hereof;

(c) if to the Issuer, at:

Aurora Antrim North, LLC
3760 N. US-31 South
Traverse City, MI 49685
Attention: William W. Deneau
Telephone: (231) 941-0073
Facsimile: (231) 933-0757

With copies to:

Leibenguth & Boos & Associates PC
3220 Racquet Club Drive
Traverse City, Michigan 49684
Attention: Jim Leibenguth
Telephone: (231) 947-0777
Facsimile: (231) 947-2939

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[____________________],
as Pledgor

By__________________________
Name:
Title:

TCW ASSET MANAGEMENT COMPANY,
not in its individual capacity but solely as
Collateral Agent and Pledgee

By__________________________
Name:
Title:

By__________________________
Name:
Title:

AURORA ANTRIM NORTH, LLC, as the Issuer

By__________________________
Name:
Title:

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